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                                 FORM T-1

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                         STATEMENT OF ELIGIBILITY
                UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                 CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE
                   ELIGIBILITY OF A TRUSTEE PURSUANT TO
                     SECTION 305(b)(2)           |__|

                            -------------------

                           THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                            --------------------


                        ALLIANCE GAMING CORPORATION
            (Exact name of obligor as specified in its charter)


Nevada                                                 88-0104066
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

4380 Boulder Highway
Las Vegas, Nevada                                      89121
(Address of principal executive offices)               (Zip code)

                            --------------------

            7 1/2% Convertible Subordinated Debentures Due 2003
                    (Title of the indenture securities)


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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.  (See Note on page 3.)

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
     RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
         Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                   NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                 SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of May, 1996.


                                        THE BANK OF NEW YORK



                                        By:    /S/ MARY JANE MORRISSEY
                                           ----------------------------
                                            Name:  MARY JANE MORRISSEY
                                            Title: VICE PRESIDENT




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                                               EXHIBIT 7


     Consolidated Report of Condition of
           THE BANK OF NEW YORK
    at 48 Wall Street, New York, N.Y. 10286
   And Foreign and Domestic Subsidiaries.
a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal
Reserve Bank of this District pursuant to the prov-isions of the Federal Reserve Act.

                                         Dollar Amounts
ASSETS                                   in Thousands

Cash and balances due from depos-
 itory institutions:
 Noninterest-bearing balances and
   currency and coin......................    $4,500,312
 Interest-bearing balances................       643,938
Securities:
 Held-to-maturity securities..............       806,221
 Available-for-sale securities............     2,036,768
Federal funds sold and securities
 purchased under agreements
 to resell in domestic offices of
 the bank:
 Federal funds sold.......................     4,166,720
 Securities purchased under
  agreements to resell....................        50,413
Loans and lease financing
 receivables:
 Loans and leases, rest of unearned
  income.................27,068,535
 LESS: Allowance for loan and
  lease losses..............520,024
 LESS: Allocated transfer risk
  reserve.................... 1,000
 Loans and leases, net of unearned
  income and allowance, and
  reserve.................................    26,547,511
Assets held in trading accounts...........       758,462
Premises and fixed assets (including
 capitalized leases)......................       615,330
Other real estate owned...................        63,763
Investments in unconsolidated sub-
 sidiaries and associated com-
 panies...................................       223,174
Customers' liability to this bank on
 acceptances outstanding..................       900,795
Intangible assets.........................       212,220
Other assets..............................     1,186,274
                                               ---------
Total assets..............................   $42,711,907
                                             -----------
                                             -----------

LIABILITIES

Deposits:
 In domestic offices......................   $21,248,127
 Noninterest-bearing......................     9,172,079
 Interest-bearing.........................    12,076,048
 In foreign offices, Edge and
 Agreement subsidiaries, and IBF-s             9,535,088
 Noninterest-bearing......................        64,417
 Interest-bearing.........................     9,470,671
Federal funds purchased and secu-
 rities sold under agreements to re-
 purchase in domestic offices of
 the bank and of its Edge and
 Agreement subsidiaries, and in
 IBFs:
 Federal funds purchased..................     2,095,668
 Securities sold under agreements
  to repurchase...........................        69,212
Demand notes issued to the U.S.
 Treasury.................................       107,340
Trading liabilities.......................       615,718
Other borrowed money:
  With original maturity of one year
   or less................................     1,638,744
  With original maturity of more than
   one year...............................       120,863
Bank's liability on acceptances exe-
   cuted and outstanding..................       909,527
Subordinated notes and debentures.........     1,047,860
Other liabilities.........................     1,836,573
                                               ---------
Total liabilities.........................    39,224,720
                                              ----------

EQUITY CAPITAL
Common stock..............................       942,284
Surplus...................................       525,666
Undivided profits and capital
  reserves................................     1,995,316
Net unrealized holding gains
  (losses) on available-for-sale se-
  curities................................        29,668
Cumulative foreign currency transla-
  tion adjustments........................    (    5,747)
                                             -----------
Total equity capital......................     3,487,187
                                             -----------
Total liabilities and equity capital......   $42,711,907
                                             -----------
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  I, Robert E. Keilman, Senior Vice President and
  Controller of the above-named bank do hereby declare that this Report of Condition has been pre-pared in conformance with the instructions issued by the Board of Governors of the Federal Reserve
  System and is true to the best of my knowledge and belief.

                                     Robert E. Keilman

  We, the undersigned directors, attest to the cor-rectness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in confor-mance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         J. Carter Bacot
         Thomas A. Renyi         Directors
       Alan R. Griffith
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